SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT
May 7, 2003
(Date of earliest event reported)

COMMISSION FILE NUMBER 0-23732

WINSTON HOTELS, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State of incorporation)	56-1624289 (I.R.S. Employer Identification No.)

2626 Glenwood Avenue
Raleigh, North Carolina 27608
(Address of principal executive offices)
(Zip Code)

(919) 510-6010
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

     The information in this Current Report on Form 8-K is furnished under Item 12 (Disclosure of Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with the interim guidance in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

     On May 7, 2003, Winston Hotels, Inc. (the “Company”), issued a press release announcing results for the period ended March 31, 2003. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

Date: May 7, 2003	By:	/s/ Joseph V. Green Name: Joseph V. Green Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01*	Winston Hotels, Inc. Press Release dated May 7, 2003

     *The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended